Exhibit 99.2

UHOS Q2 2014 Earnings Teleconference August 15, 2014

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

2014 Results (Adjusted EBITDA) Recall Gains $123.8 $120.4

Health Care Uncertainty Technology Curve Hospital Volumes Q2 General Trends Service Solutions Orientation Solutions Focus Experts =

Q2 Specific Headwinds Smith & Nephew RENASYS NPWT Ship Hold Sole Source for Large GPO

Financial Review 2nd Quarter 2014

SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS Trend Analysis Advances in 360 solutions were offset by declines in Supplemental revenue. Margin rate declines reflect mix shifts towards higher touch 360 Solutions. Medical Equipment Solutions * Excludes Asset Impairment charges of $0.8 for Q2 2014 and $2.0 for YTD 2014 and LTM 2014 (In millions) LTM 2014 2013 % Chg 2014 2013 % Chg 2014 Revenues 72.2 $ 71.0 $ 1.7% 148.9 $ 146.8 $ 1.4% 287.6 $ Cash Gross Margin 41.2 40.5 1.7% 85.8 85.2 0.7% 162.0 $ % of Revenue 57.1% 57.0% 57.6% 58.0% 56.3% Historical Depreciation * (18.1) (18.0) (36.1) (35.7) (72.8) $ Gross Margin * 23.1 $ 22.5 $ 2.6% 49.7 $ 49.5 $ 0.4% 89.2 $ % of Revenue 31.8% 31.6% 33.4% 33.8% 31.0% June YTD 2nd Quarter

 SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS HEALTH CARE TECHNOLOGY ADVISORY SOLUTIONS Trend Analysis Revenue growth moderated in Q2 with advances in certain managed solutions offset with weakness in services supporting key manufacturers. Margin rate declines resulted from a higher level of vendor and repair parts expenses on supported equipment. Clinical Engineering Solutions (In millions) LTM 2014 2013 % Chg 2014 2013 % Chg 2014 Revenues 22.1 $ 21.9 $ 0.9% 44.8 $ 43.2 $ 3.8% 88.5 $ Cash Gross Margin 4.5 5.3 -15.1% 9.5 9.7 -2.1% 19.7 $ % of Revenue 20.4% 24.2% 21.2% 22.5% 22.3% Historical Depreciation (0.3) (0.2) (0.5) (0.3) (0.9) $ Gross Margin 4.2 $ 5.1 $ -17.2% 9.0 $ 9.4 $ -3.7% 18.8 $ % of Revenue 19.2% 23.4% 20.1% 21.7% 21.2% 2nd Quarter June YTD

 * Refer to Appendix for ASC 805 depreciation on the Depreciation & Amortization Reconciliation Trend Analysis Revenue trend continues to show solid growth. Cash margin rate improvements were driven by both higher leverage from volume growth and some shift to higher margin modalities. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS (In millions) LTM 2014 2013 % Chg 2014 2013 % Chg 2014 Revenues 15.1 $ 14.1 $ 6.9% 29.0 $ 27.4 $ 5.8% 57.7 $ Cash Gross Margin * 7.0 6.4 9.4% 13.0 12.4 4.8% 25.7 $ % of Revenue 46.7% 45.1% 44.8% 45.4% 44.5% Historical Depreciation (1.4) (1.4) (2.7) (2.7) (5.3) $ Gross Margin * 5.6 $ 5.0 $ 12.0% 10.3 $ 9.7 $ 6.2% 20.4 $ % of Revenue 37.5% 34.8% 35.5% 35.5% 35.4% 2nd Quarter June YTD

* Refer to Appendix for ASC 805 depreciation and Asset Impairment charge on the Depreciation & Amortization Reconciliation Selected Financial Data (In millions) LTM 2014 2013 % Chg 2014 2013 % Chg 2014 Consolidated Revenues 109.4 $ 107.0 $ 2.2% 222.7 $ 217.3 $ 2.5% 433.8 $ Cash Gross Margin 52.7 52.2 1.0% 108.3 107.3 0.9% 207.4 % of Revenues 48.2% 48.8% 48.6% 49.4% 47.8% Historical Depreciation (19.8) (19.6) (39.3) (38.7) (79.0) Gross Margin * 32.9 32.6 0.9% 69.0 68.6 0.6% 128.4 % of Revenues 30.1% 30.5% 31.0% 31.6% 29.6% Cash SG&A 23.7 23.6 0.4% 46.8 46.6 0.4% 86.4 % of Revenues 21.7% 22.1% 21.0% 21.4% 19.9% Non Controlling Interest 0.1 0.1 0.3 0.3 0.6 % of Revenues 0.1% 0.1% 0.1% 0.1% 0.1% Adjusted EBITDA 28.9 $ 28.5 $ 1.4% 61.2 $ 60.4 $ 1.3% 120.4 $ 2nd Quarter June YTD

Capital Structure / Liquidity Liquidity Remains Strong (In millions) 6/30/2014 12/31/2013 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 40.0 33.0 Consolidated Capital Leases 17.4 20.1 Subtotal Debt 702.4 698.1 Add: Accrued Interest 18.8 18.9 Total Debt and Interest 721.2 717.0 Memo Adjusted EBITDA 120.4 $ 119.6 $ Leverage* 6.0 6.0 *Excludes unamortized bond premium of $11.9 and $12.7 for 2014 and 2013. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure (In millions) 2014 Credit Facility 235.0 $ Borrowing Base 183.8 Borrowings/LOC 44.2 Available Liquidity 139.6 Memo Revolver maturity - July 2017 Original and Add-on Notes maturity - August 2020 Liquidity

2013 2014 Adjusted EBITDA Actual: $119.6 Guidance: $115 to $119 (Previously $122 +/-) Accrual CAPEX Actual: $65 Guidance: $62 +/- (Previously $75 +/-) Year-end Leverage Actual: 6.0x 6.2x +/- (In millions) Street Guidance for 2014

EBITDA Reconciliation: 2014 & 2013 EBITDA Reconciliation: 2007 – 2014 Selected Reconciliations Depreciation and Amortization Reconciliation Other Reconciliations Appendix

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. (Draft) (Draft) EBITDA Reconciliation (In millions) LTM 2014 2013 2014 2013 2014 Net loss attributable to UHS (32.8) $ (12.8) $ (42.5) $ (23.2) $ (62.3) $ Interest expense 13.3 13.9 26.7 27.8 53.9 Provision (benefit) for income taxes (13.7) 0.2 (13.5) 0.9 (14.6) Depreciation and amortization 25.7 24.7 51.5 48.8 101.5 Intangible asset impairment charge 34.9 - 34.9 - 34.9 EBITDA 27.4 26.0 57.1 54.3 113.4 Management, board & strategic fees 0.9 1.9 1.8 3.3 3.9 Loss on extinguishment of debt - - - 1.9 - Reorganization costs 0.5 0.2 1.8 0.3 1.7 Stock option expense 0.1 0.4 0.5 0.6 1.4 Adjusted EBITDA 28.9 $ 28.5 $ 61.2 $ 60.4 $ 120.4 $ June YTD 2nd Quarter

* Includes recall gains of $4.4, $15.4 and $18.6 for 2010, 2011, and 2012. ** Excludes recall gains of $4.4, $15.4 and $18.6 for 2010, 2011, and 2012 EBITDA Reconciliation: 2007 – 2014 LTM (In millions) 2007 2008 2009 2010 2011 2012 2013 2014 Net Loss attributable to UHS* (63.6) $ (23.5) $ (18.6) $ (29.1) $ (22.4) $ (35.2) $ (43.0) $ (62.3) $ Interest expense 40.2 46.9 46.5 46.5 55.0 55.7 55.0 53.9 Provision (benefit) for income taxes (9.7) (15.4) (11.5) 1.7 (8.2) (2.6) (0.2) (14.6) Depreciation and amortization 71.6 85.8 87.0 91.7 96.5 96.7 98.8 101.5 Intangible asset impairment charge - - - - - - - 34.9 EBITDA* 38.5 93.8 103.4 110.8 120.9 114.6 110.6 113.4 Management, board & strategic fees 1.0 1.3 1.3 2.4 7.3 2.6 5.4 3.9 Loss on extinguishment of debt 23.4 - - - - 12.3 1.9 - Reorganization costs - - - - - 7.2 0.2 1.7 Stock option expense 3.7 2.5 1.3 7.3 4.3 4.0 1.5 1.4 ASC 805 impact 2.4 2.3 2.0 1.1 0.9 0.1 - - Recapitalization, company sale, stock compensation and severance expenses 27.2 - - - - - - - Other (0.7) 0.1 - - - - - - Adjusted EBITDA* 95.5 $ 100.0 $ 108.0 $ 121.6 $ 133.4 $ 140.8 $ 119.6 $ 120.4 $ Memo Total Revenue 264.0 $ 289.1 $ 297.2 $ 312.1 $ 355.2 $ 415.3 $ 428.4 $ 433.8 $ Total Debt & Accrued Int, Less Cash & Investments 501.1 $ 521.7 $ 522.3 $ 528.6 $ 674.8 $ 712.8 $ 717.0 $ 721.2 $ Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA)** 5.2 5.2 4.8 4.5 5.6 5.8 6.0 6.0

Selected Reconciliations (In millions) LTM 2014 2013 2014 2013 2014 Gross Margin ASC 805 Impact Depreciation - Surgical Services 0.2 $ 0.3 $ 0.4 $ 0.5 $ 0.9 $ Total Gross Margin ASC 805 Impact 0.2 0.3 0.4 0.5 0.9 SG&A per GAAP to Cash SG&A SG&A per GAAP 65.0 30.9 95.6 62.3 147.9 Management, Board, & Strategic Fees (0.9) (1.9) (1.8) (3.3) (3.9) Loss on Extinguishment of Debt - - - (1.9) - Reorganization Costs (0.5) (0.2) (1.8) (0.3) (1.7) Stock Option Expense (0.1) (0.4) (0.5) (0.6) (1.4) Historical Depreciation & Amortization (1.6) (1.3) (3.2) (2.5) (6.2) ASC 805 Depreciation & Amortization (3.3) (3.5) (6.6) (7.1) (13.4) Intangible Asset Impairment Charge (34.9) - (34.9) - (34.9) Adjusted Cash SG&A 23.7 $ 23.6 $ 46.8 $ 46.6 $ 86.4 $ 2nd Quarter June YTD

Depreciation & Amortization Reconciliations (In millions) LTM 2014 2013 2014 2013 2014 Historical Medical Equipment Solutions Depreciation 18.1 $ 18.0 $ 36.1 $ 35.7 $ 72.8 $ Asset Impairment Charge 0.8 - 2.0 - 2.0 Total Medical Equipment Solutions Depreciation 18.9 18.0 38.1 35.7 74.8 Historical Clinical Engineering Solutions Depreciation 0.3 0.2 0.5 0.3 0.9 Total Clinical Engineering Solutions Depreciation 0.3 0.2 0.5 0.3 0.9 Historical Surgical Services Depreciation 1.4 1.4 2.7 2.7 5.3 ASC 805 Surgical Services Depreciation 0.2 0.3 0.4 0.5 0.9 Total Surgical Services Depreciation 1.6 1.7 3.1 3.2 6.2 Historical Gross Margin Depreciation 19.8 19.6 39.3 38.7 79.0 Gross Margin ASC 805 Depreciation 0.2 0.3 0.4 0.5 0.9 Asset Impairment Charge 0.8 - 2.0 - 2.0 Total Gross Margin Depreciation 20.8 19.9 41.7 39.2 81.9 Historical Selling, General, and Admin Depreciation 1.6 1.3 3.2 2.5 6.2 Total Selling, General, and Admin Depreciation 1.6 1.3 3.2 2.5 6.2 ASC 805 Selling, General, and Admin Amortization 3.3 3.5 6.6 7.1 13.4 Intangible Asset Impairment Charge 34.9 - 34.9 - 34.9 Total ASC 805 Selling, General, and Admin Amortization 38.2 3.5 41.5 7.1 48.3 Total Depreciation and Amortization 60.6 $ 24.7 $ 86.4 $ 48.8 $ 136.4 $ June YTD 2nd Quarter

Other Reconciliations LTM (In millions) 2007 2008 2009 2010 2011 2012 2013 2014 Cash used in Investing Activities 418.9 $ 71.4 $ 50.6 $ 74.2 $ 153.2 $ 73.6 $ 56.4 $ 55.4 $ - Acquisitions (349.7) - - - (70.0) (14.4) - - - / + Other 1.4 - 1.5 3.3 - - - - - ME in A/P prior period (7.4) (9.0) (5.7) (4.7) (11.8) (8.8) (5.0) (6.3) + ME in A/P current period 9.0 5.7 4.7 11.8 8.8 5.0 13.7 4.6 Accrual CAPEX 72.2 $ 68.1 $ 51.1 $ 84.6 $ 80.2 $ 55.4 $ 65.1 $ 53.7 $ Certain Intellamed Assets (14.6) $ - $ - $ - $ - $ - $ - $ - $ UHS by Parent (335.1) - - - - - - - Other Acquisitions - - - - (70.0) (14.4) - - Total Acquisitions (349.7) $ - $ - $ - $ (70.0) $ (14.4) $ - $ - $ ACQUISITIONS ACCRUAL CAPEX RECONCILIATION